SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: December 20, 1999

                           PIERCE INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


     Colorado                        33-17679-D                   84-1067694
State or other jurisdiction         (Commission                (I.R.S. Employer
incorporation or organization)       File Number)            Identification No.)

            P.O. Box 37
         Iuka, Mississippi                                      38852
     (Address of principal executive offices)                 (Zip Code)

                                 (662) 424-5030
              (Registrant's telephone number, including area code)


                            6746 South Revere Parkway
                                    Suite 130
                            Englewood, Colorado 80112
               Former name, former address and former fiscal year,
                          if changed since last report)



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Item 1.  Changes in Control of Registrant.

    See Item 2 of this report.

Item 2.  Acquisition or Disposition of Assets.

Sale of Assets

      Prior to November 1999, the Company's assets consisted primarily of gold/gravel properties and straw board manufacturing equipment. However, the Company was unable to develop a source of continuous income from its assets and the Company's debt steadily increased. The Company's gold/gravel property did not attract buyers or operators, even though the Company had been actively soliciting a sale or joint venture partner for nearly eight years. In addition, the Company continued to bear the substantial costs associated with marketing its straw board manufacturing system. As a result of the Company's lack of revenues, Pierce D. Parker, the Company's former President, Treasurer, Director and principal shareholder, provided loans to the Company in order to fund its continued operations.

      Since its inception, the Company has lost approximately $(1,018,000). As of September 30, 1999, the Company's assets were approximately $487,000 and its liabilities were approximately $628,000, of which approximately $580,000 was owed to Pierce D. Parker.

     In October 1999 the Company entered into an Exchange Agreement with Pierce Enterprises, Inc., by which the Company agreed to transfer all of its assets to Pierce Enterprises, Inc. in exchange for the assumption by Pierce Enterprises, Inc. of all of the Company's outstanding debt obligations. Pierce Enterprises, Inc. also agreed to indemnify the Company against any future liabilities related directly or indirectly to any of the assets being transferred. Pierce Enterprises, Inc. is wholly owned by Pierce D. Parker and was formed solely for the purpose of assuming the liabilities of the Company in exchange for the transfer of its assets. The Exchange Agreement was approved by the shareholders of the Company at a special meeting held on November 5, 1999.

      As of December 20, 1999 the Company had 7,515,705 outstanding shares of common stock and 80,000 outstanding shares of preferred stock. Each share of preferred stock is convertible into one share of common stock.

Acquisition of North American Software Associates, Limited

      Effective December 21, 1999 the Company acquired all of the issued and outstanding shares of North American Software Corp. ("NAS") in exchange for 76,801,017 shares of the Company's common stock. The former shareholders of NAS now own a controlling interest in the Company. In connection with this transaction the management of the Company resigned and was replaced by the management of NAS.

      NAS  was   incorporated   in  September  1998  to  provide  a  variety  of
telecommunications services.

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      The offices of NAS are located in a  state-of-the-art  170,000 square foot office building, located in Iuka, Mississippi. This facility was originally constructed for the National Aeronautics and Space Administration in 1993 to support the advanced solid rocket motor project. When completed, the facility housed a fully functional $20 million computer and network operations center and provided information processing and on-line data storage with a high level of security. Budget cuts for the space shuttle caused the closure of this facility in 1996. In January 1999 NAS entered into a 10-year lease for this facility at an annual rent of approximately $87,500. NAS believes that this facility, with its existing infrastructure and security features, is ideally suited for NAS' present and proposed business.

      As of December 31, 1999 NAS had 16 full time employees. NAS plans to hire additional employees as may be required by the level of its operations.

NAS is engaged, or plans to engage, in the following lines of business:

Internet Access. Since April 1999 NAS has provided internet service to approximately 850 customers in Mississippi, Tennessee and Alabama. Internet services provided by NAS includes basic dial-up access to the internet through standard computer modems, high speed internet access, and the design and hosting of websites for customers.

Remote Data Storage. NAS recently placed orders for equipment having a cost of approximately $1,300,000 which will allow third parties to store and access data stored in digital form on computer systems maintained and operated by NAS in its facility in Iuka, Mississippi. As of December 31, 1999, NAS did not have any agreements with any third parties regarding the storage of computer data.

Consulting.   NAS  plans  to  assist  corporations,   government  agencies,  and
institutions in upgrading their computer systems to function more effectively with current economic, technical and commercial conditions.

      Telecommunication Projects. NAS plans to assist corporations, government agencies and institutions in the design and installation of their own internal telecommunications network. NAS plans to use state-of-the-art technology which will enable its clients to transfer and receive large amounts of data at high speed between both internal and external sources.

      Fiber Optic and Broadband Microwave Network. NAS plans to build a fiber optic and broadband microwave communications network which will allow for the high speed transmission of large amounts of data. It is expected that businesses, government agencies and institutions will use the NAS network as a preferred alternative to existing telephone and satellite data transmission systems.

      NAS expects that the first phase of the network will cost approximately $150,000,000 and will link the following metropolitan regions:

      New Orleans, Louisiana
      Birmingham, Alabama
      Atlanta, Georgia
      Huntsville, Alabama
      Chattanooga, Tennessee
      Memphis, Tennessee

      NAS plans to fund the cost of its planned network through joint venture arrangements with third parties which will provide capital, right-of-way access, equipment and engineering and other technical services.

      As of December 31, 1999 NAS had not entered into any agreements with any third parties relating to this network.

SHORT TERM CAPITAL REQUIREMENTS

      Initially NAS anticipates that it will need approximately $10,000,000 in capital for the following purposes:

     Main Frame  Computer  hardware  and  software         $1,000,000
     Fiber  Optic Network connection initiation             6,000,000
     Broadband Microwave transmission improvements            500,000
     Data scanning and retrieval hardware                     850,000
     Infrastructure, support equipment and software           650,000
     Working capital                                        1,000,000
                                                          -----------
                                    Total                 $10,000,000


      NAS plans to obtain this capital through the sale of debt or equity securities. No assurance can be given that NAS will be successful in obtaining the capital needed for its planned operations. The failure of NAS to obtain additional capital will result in the inability of NAS to proceed with one or more aspects of its business plan.

FINANCIAL INFORMATION

      The following is a summary of the balance sheet of NAS as of September 30, 1999 and its statement of operations for the nine-month period ending September 30, 1999:



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Balance Sheet Data
                                                          September 30, 1999

   Current Assets                                            $1,004,411
   Total Assets                                               1,710,802
   Current Liabilities                                          102,493
   Total Liabilities                                            132,439
   Working Capital                                              901,918
   Stockholders' Equity                                       1,578,363


Statement of Operations                                    Nine Months Ended
                                                           September 30, 1999

   Investment Income                                           $202,641
   Other Revenues                                                43,684
   Expenses                                                    (415,182)
                                                               ---------
   Net Loss                                                   $(168,857)
                                                              ==========


      Prior to its acquisition by the Company, NAS issued options which allowed certain officers and employees of NAS to acquire additional shares of the common stock of NAS. These officers and employees of NAS now hold options to acquire up to 26,572,101 shares of the Company's common stock. The options are exercisable at prices ranging between $0.03 and $0.87 and expire at various dates between December 2000 and December 2001. See "Principal Shareholders" below for information concerning options held by the Company's new officers and directors.

MANAGEMENT

      In connection with the acquisition of NAS, the Company's officers and directors resigned and were replaced by the management of NAS. The following sets forth certain information concerning the present management of the Company. The Company's executive officers plan to devote their full time to the Company's business.

      The following sets forth certain information concerning the present management of the Company:

  Name                  Age    Position

Robert Crawford         60     President, Secretary, Treasurer and a Director
James White             52     Vice President, Director, Market Development
Ted Roberts III         43     Vice President and Chief Information & Operating
                               Officer

Robert Crawford has been an officer and director of the Company since August 1998. From 1989 to 1998 Mr. Crawford was the Chairman and Chief Executive Officer of New York Regional Rail Corporation, a short line railroad based in

Brooklyn, New York. Between 1981 and 1989 Mr. Crawford was the chief executive office of several companies in the transportation industry. In the period from 1963 to 1981 Mr. Crawford held executive positions with International Nickel Company, Union Carbide and NL Industries. From 1971-1975 Mr. Crawford was a Vice President with Dominick & Dominick heading their international investment banking effort. Mr. Crawford served as an officer in the United States Air Force from 1960 to 1963. Mr. Crawford graduated from Lehigh University with a B.S. in Metallurgical Engineering. He also holds a M.S. in Metallurgical Engineering and Solid State Physics and an M.B.A. in Corporate Finance and International
Business from New York University. Mr. Crawford holds several patents for composite materials.

James White has been a Director and officer of the Company since 1998. Since 1995 Mr. White has also been the President of Belize Interest Group, Limited a company engaged in the development of industrial property in Belize. Mr. White was a private contractor in the domestic and international environmental construction industry from 1985 to 1996.

Ted Roberts III has been an officer of the Company since 1998. Mr. Roberts managed the Information Systems Division for the Nozzle Division of Thiokol
Corp. from 1994 to 1996 at what is now the Company's facility in Iuka, Mississippi. His responsibilities at Thiokol Corp. included all aspects of contract management for information processing contracts with software and hardware vendors. From 1981 to 1994 Mr. Roberts managed various information system projects for Lockheed Missile & Space Company. From 1991 to 1994 Mr. Roberts managed the development of Lockheed's information systems facility in Iuka, Mississippi. Mr. Roberts received a Bachelor of Science degree in Computer Science from New Mexico State University in 1980 and completed graduate work at Golden State University toward a MBA.

PRINCIPAL SHAREHOLDERS

      The following table sets forth the number of and percentage of outstanding shares of common stock beneficially owned by the Company's new officers and directors and those shareholders now owning more than 5% of the Company's common stock.

                                       Shares of
Name and Address                Common Stock (3)         Percent of Class
----------------                ----------------         ----------------

Robert Crawford                    29,534,658 (1)                34%
751 County Road 989
Iuka, MS 38852

James White                        17,512,842 (2)              20.3%
751 County Road 989
Iuka, MS 38852

Ted Roberts III                     4,823,852                   5.6%
751 County Road 989
Iuka, MS 38852

(1) Includes shares held by Mr. Crawford's wife. Mr. Crawford may be deemed the beneficial owner of the shares held by his wife.
(2) Includes 16,530,273 shares held of record by a trust. Mr. White may be considered the beneficial owner of the shares held by the trust.
(3) Excludes shares issuable upon the exercise of options held by the following persons:

                              Shares Issuable   Option       Expiration
                              Upon Exercise     Exercise       Date of
           Name                 of Options       Price         Options

           Robert Crawford      11,677,516         $0.03      12-31-01
           Ted Roberts III       4,823,582         $0.04      12-31-01

Miscellaneous

      The Company's board of directors will shortly propose that the shareholders of the Company approve (i) a change of the name of the Company to North American Datacom, Inc. (ii) changing the Company's corporate domicile to Delaware and (iii) increasing the Company's authorized capitalization to 150,000,000 shares of common stock and 1,000,000 shares of preferred stock.

     The Company's offices now located at P.O. Box 37 Iuka, Mississippi 38852. The Company's new telephone number is (662) 424-5030 and its new facsimile number is (662) 424-5059.

Item 7(a) and 7(b).     Financial Statements and Pro Forma Financial Statements.

    The Company hereby undertakes to file with the Commission an amendment to this Form 8-K wherein the Company will provide the audited financial statements of North American Software Corp. and related pro forma financial statements within sixty (60) days after the filing of this Form 8-K.

Item 7(c). Exhibits.

      Number      Exhibit

         2 Share Exchange Agreement between the Company and North American Software Corp.





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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PIERCE INTERNATIONAL, INC.


                                     By /s/ Robert Crawford
                                       Robert Crawford, Chief Executive Officer


DATE: January 3, 2000








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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                           PIERCE INTERNATIONAL, INC.

                                    EXHIBITS